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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21120

Conestoga Funds
(Exact name of registrant as specified in charter)

550 E. Swedesford Road, Suite 120 Wayne, PA	19087
(Address of principal executive offices)	(Zip code)

Conestoga Capital Advisors 550 E. Swedesford Road, Suite 120 Wayne, PA 19087
(Name and address of agent for service)

With Copy To:

Josh Deringer, Esq.

Drinker Biddle

One Logan Square, Suite 2000

Philadelphia, PA 19103

Registrant's telephone number, including area code:	(800) 320-7790

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Conestoga Funds

SMALL CAP FUND

SMID CAP FUND

M a n a g e d B y

SEMI-ANNUAL REPORT

March 31, 2018
(Unaudited)

CONESTOGA FUNDS CHAIRMAN’S LETTER

May 21, 2018

Dear Fellow Shareholders,

The bull market in U.S equities reached its nine-year anniversary in March 2018 and returns over the past year have been particularly strong. Steady economic growth and stronger-than-expected corporate earnings continue to support stock prices. The Managers’ Letter which follows provides a thorough review of the markets and the Funds’ performance.

The Conestoga Small Cap Fund experienced net inflows of $400 million in calendar year 2017, and net inflows have continued to be positive in the first three months of 2018. To maintain the Small Cap Fund’s investment discipline, the first phase of a soft-close of the Small Cap Fund was implemented. With limited exceptions, effective March 2, 2018, shares of the Conestoga Small Cap Fund Investors Share Class (CCASX) are generally closed to new retail investors opening accounts through financial intermediaries (i.e., advisory firms, broker dealers, etc.). Shares continue to be available for purchase by existing retail or “fund direct” investors, new retail or “fund direct” investors, current investors purchasing through financial intermediaries and investors purchasing through exchanges of shares of other Conestoga Funds. Contact Conestoga Funds or your financial advisor for more information about investing in the Small Cap Fund. Should we believe it necessary, additional limitations on purchases of the Small Cap Fund may be implemented as assets rise.

The Conestoga SMid Cap Fund passed its four-year anniversary in January 2018. We believe the SMid Cap Fund offers similar long-term capital appreciation potential as our Small Cap Fund, but across a wider capitalization range that incorporates both small- and mid-capitalization stocks. For investors that share our long-term investment philosophy, we welcome the opportunity to discuss the SMid Cap Fund’s investment approach.

Thank you for your continued investment in the Conestoga Funds. With every good wish, sincerely,

Wm. C. Martindale Jr.

William C. Martindale, Jr.
Chairman

CONESTOGA FUNDS MANAGER’S LETTER

May 21, 2018

Dear Fellow Shareholders,

Equity markets rallied through the fourth quarter of 2017, and most major indices finished the year at or near all-time highs. Economic growth around the globe was more synchronized than it had been since the financial crisis ten years ago, and this boosted optimism that the global economy was finally shedding the yoke of slow growth. Markets were surprisingly stable in 2017, with most measures of volatility hovering at historically low levels. Geopolitical events throughout the year caused spikes in volatility, but these were generally short-term phenomenon. When the calendar turned to 2018, equity markets experienced a dose of volatility that sent stocks rising and falling throughout the first quarter. An initial move up to start the year was followed by a sell-off triggered by concerns of further interest rate increases and trade wars. The markets recovered only to move down again towards the end of the quarter, ending the period with modest gains.

In the U.S., significant changes to the tax structure were passed and will become law in 2018. Corporate rates were reduced significantly, and personal rates also experienced reductions. The effects on corporate earnings and cash flows should be positive overall, and the changes may also increase corporate investment in research & development, employee hiring and compensation. Separately, the Federal Reserve raised rates as expected in December 2017 and announced plans for further modest increases in 2018. While investors appear concerned about inflation, geopolitics, and valuation levels, the stock markets remain supported by a strong global economy and full employment. We believe that economic growth coupled with the benefit of tax reductions in 2018 should continue to support equities, but higher levels of volatility may also be experienced.

As managers and fellow shareholders of the Conestoga Small Cap Fund and Conestoga SMid Cap Fund, we were pleased to see the Funds provide returns that compared favorably to their benchmark indices and perform as we would expect over longer-term periods. Given our high quality conservative growth approach, we expect the strategy to protect capital during periods of market uncertainty and higher volatility. Returns for both Funds are below:

Performance Through March 31, 2018

	1Q 2018	Six Months	1 Year	3 Years*	5 Years*	10 Years*	Since Inception* (10-01-02)
Conestoga Small Cap Fund (Investors Class)	2.19%	5.87%	26.18%	15.45%	14.27%	12.56%	12.34%
Russell 2000 Index	-0.08%	3.25%	11.79%	8.39%	11.47%	9.84%	11.10%
Russell 2000 Growth Index	2.30%	6.99%	18.63%	8.77%	12.90%	10.95%	11.77%

Performance Through March 31, 2018

	1Q 2018	Six Months	1 Year	3 Years*	Since Inception* (1-21-14)
Conestoga SMid Cap Fund (Investors Class)	4.87%	12.09%	31.07%	14.54%	8.82%
Russell 2500 Growth Index	2.38%	8.88%	19.92%	9.11%	9.71%
Russell 2500 Index	-0.24%	4.99%	12.31%	8.16%	8.61%

*	Note – All periods longer than one-year are annualized

SMALL CAP FUND PERFORMANCE REVIEW

The Small Cap Fund modestly underperformed the Russell 2000 Growth Index for the six months ended March 31, 2018, while outperforming the Russell 2000 Index for the period. Relative to the Russell 2000 Growth Index, both sector and stock selection effects were modestly negative. When compared to the Russell 2000 Index, the Small Cap Fund generated positive sector allocation and modestly negative stock selection effects.

Stock selection was most challenging in the Health Care and Technology sectors, the two sectors with the highest returns in the Russell 2000 Growth benchmark over the 6-month period. Stock selection in the Consumer Staples and Material & Processing sectors contributed the most to returns as the portfolio benefited from all of our holdings in these sectors.

The Health Care sector detracted from returns with a few holdings producing negative stock selection effects. The largest detractor over the six-month period, Omnicell Inc. (OMCL), reported revenue below consensus estimates caused by implementation delays at two large customers. In addition, our underexposure to biotechs impacted performance negatively. These types of companies do not typically meet our high-quality criteria, but one exception within the space is our high conviction position in Ligand Pharmaceuticals, Inc. (LGND). LGND was one of the strongest performing stocks in the Fund in this period and is not a traditional biotech company. While many biotechs are non-earning companies with negative free cash flow and binary risks, LGND is profitable with a diverse portfolio of royalties from dozens of drugs in development. The stock benefited from a strong earnings report and initial outlook for 2018.

Within the Technology sector, Vocera Communications, Inc. (VCRA) detracted the most from returns followed by NIC Inc. (EGOV). Shares of VCRA traded lower despite a robust earnings report that beat on both the top and bottom line. Conservative guidance issued by management along with a decline in their year-over-year backlog hurt the stock. EGOV’s stock price declined in February 2018 after the company announced the loss of a significant part of their contract with the State of Texas. We continue to own the shares as we believe there are several catalysts that could help the stock to recover from recent lows. The losses in the Technology space were offset slightly by our positions in PROS Holdings, Inc. (PRO) and Bottomline Technologies, Inc. (EPAY). PRO was one of the best performers in the portfolio as the company reported strong results, suggesting their transition to a software-as-a-service (SaaS) revenue model is progressing well.

SMID CAP FUND PERFORMANCE REVIEW

The Conestoga SMid Cap Fund outperformed the Russell 2500 Growth and Russell 2500 Index benchmarks for the six months ended March 31, 2018, with most of the outperformance driven by stock selection effects. From a sector perspective, the Producer Durables and Consumer Discretionary sectors were the largest contributors to performance while Health Care detracted from relative results to the benchmarks.

Stock selection effects were strongest in the Producer Durables and Consumer Discretionary sectors.

Within Producer Durables, the strategy’s positions in CoStar Group, Inc. (CSGP) and Copart, Inc. (CPRT) added to relative returns. CSGP benefited from optimism surrounding the potential conversion of legacy Loopnet product users (acquired several years ago) to CSGP’s higher revenue offerings and the bankruptcy of a competitor. CSGP is a real estate database company that provides information services to the commercial and apartment real estate markets. CPRT, an online auctioneer of vehicles, generated strong earnings growth as sales continued to benefit from 2017 storm-related sales.

Detracting from returns in the Producer Durables sector was WageWorks Inc. (WAGE) and Healthcare Services Group, Inc. (HCSG). HCSG reported weaker-than-expected earnings and write-offs signifying potential credit concerns within its customer base. WAGE delayed its most recent 10-K filing due to revenue recognition issues of a government contract in fiscal year 2016. We have closely reviewed both companies, and we have increased the SMid Cap Fund’s positions in both HCSG and WAGE.

Within Consumer Discretionary, the strategy’s largest holding in Pool Corporation (POOL) was the top contributor to relative return. POOL, a supplier of pool supplies, announced better-than-expected earnings and raised guidance for the full year. SiteOne Landscape Supply (SITE) performed well on expectations of an acceleration in organic growth from hurricane-impacted southern states as well as easier compares. In addition, it is viewed as a tax reform beneficiary given its 39% tax rate and its almost 100% domestic revenues.

Health Care proved to be the most challenging sector for relative performance during the period ended March 31, 2018. Omnicell, Inc. (OMCL) and Medidata Solutions Inc. (MDSO) were the two biggest detractors within the sector. OMCL reported revenue and earnings that were less than expected having experienced continued delays in the implementation of its new XT medication cabinets. MDSO reported 3Q 2017 earnings per share, which exceeded consensus forecasts. However, the stock fell in the first quarter of 2018 as revenue growth was below the rates sustained in the prior year period. In addition, management stated that fiscal year 2017 revenue may be about 1% below the previous mid-point of guidance. We continue to believe the long-term prospects for both companies are intact, and we are maintaining positions in both companies.

CONESTOGA CAPITAL ADVISORS FIRM UPDATE

Conestoga’s total firm assets rose to just over $3.0 billion at the end of the first quarter 2018. This includes total assets of over $2.8 billion in our flagship Small Cap Growth strategy.

The Conestoga Small Cap Fund experienced strong net inflows of $437 million over the last 6-months and ended the quarter with net assets of over $1.8 billion. Effective March 2, 2018, the Conestoga Small Cap Fund implemented restrictions on new self-directed investors seeking to purchase the Investor Class via mutual fund platforms (i.e., Schwab, Fidelity, TDAmeritrade, Vanguard, et al).

Effective July 1, 2018, through at least January 31, 2019, the Small Cap Fund will further limit additional inflows through similar restrictions on new investors wishing to purchase the Small Cap Fund through financial intermediaries without existing client relationships with the Small Cap Fund or Conestoga. Importantly, shares will continue to be available for purchase by existing and new investors purchasing through financial intermediaries with existing client relationships with the Small Cap Fund or Conestoga. Shareholders of the SMid Cap Fund will generally no longer be able to exchange their SMid Cap Fund shares for shares of the Small Cap Fund; however, shareholders of the Small Cap Fund may continue to exchange their shares of the Small Cap Fund for shares of the SMid Cap Fund. Please reference the enclosed notification for additional details or contact the Fund’s transfer agent or Conestoga Capital Advisors if you have any questions.

Conestoga’s SMid Cap Growth strategy is approaching $100 million in assets under management, including over $38 million within the Conestoga SMid Cap Fund as of March 31, 2018.

As always, we appreciate your investment in the Conestoga Funds. We look forward to serving you in the years ahead.

Sincerely,

Robert M. Mitchell Managing Partner – Co-Portfolio Manager Conestoga Small Cap Fund and Conestoga SMid Cap Fund	Joseph F. Monahan Managing Partner – Co-Portfolio Manager Conestoga Small Cap Fund and Conestoga SMid Cap Fund

Derek S. Johnston Co-Portfolio Manager Conestoga SMid Cap Fund

CONESTOGA SMALL CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION March 31, 2018 (Unaudited)

Comparison of the Change in Value of a $250,000
Investment in Conestoga Small Cap Fund – Institutional Class,
the Russell 2000® Index and the Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	3 Years	Since Inception (8/13/2014)
Conestoga Small Cap Fund - Institutional Class	26.46%	15.70%	15.87%
Russell 2000® Index	11.79%	8.39%	9.91%
Russell 2000® Growth Index	18.63%	8.77%	11.25%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identify themselves as “small-cap.” The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

CONESTOGA SMALL CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION March 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000
Investment in Conestoga Small Cap Fund – Investors Class,
the Russell 2000® Index and the Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	3 Years	5 Years	10 Years	Since Inception (10/01/2002)
Conestoga Small Cap Fund - Investors Class	26.18%	15.45%	14.27%	12.56%	12.34%
Russell 2000® Index	11.79%	8.39%	11.47%	9.84%	11.10%
Russell 2000® Growth Index	18.63%	8.77%	12.90%	10.95%	11.77%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identity themselves as “small-cap.” The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

CONESTOGA SMID CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION March 31, 2018 (Unaudited)

Comparison of the Change in Value of a $250,000
Investment in Conestoga SMid Cap Fund – Institutional Class,
the Russell 2500® Index and the Russell 2500® Growth Index

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	3 Years	Since Inception (12/15/2014)
Conestoga SMid Cap Fund - Institutional Class	31.33%	14.82%	15.59%
Russell 2500® Index	12.31%	8.15%	10.75%
Russell 2500® Growth Index	19.92%	9.11%	12.31%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earnings potential as defined by Russell’s leading style methodology.

CONESTOGA SMID CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION March 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000
Investment in Conestoga SMid Cap Fund – Investors Class,
the Russell 2500® Index and the Russell 2500® Growth Index

Average Annual Total Returns for the Periods Ended March 31, 2018
	1 Year	3 Years	Since Inception (1/21/2014)
Conestoga SMid Cap Fund - Investors Class	31.07%	14.54%	8.82%
Russell 2500® Index	12.31%	8.15%	8.60%
Russell 2500® Growth Index	19.92%	9.11%	9.71%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earnings potential as defined by Russell’s leading style methodology.

CONESTOGA SMALL CAP FUND PORTFOLIO HOLDINGS March 31, 2018 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Neogen Corporation	3.5%
Descartes Systems Group, Inc. (The)	3.0%
Ligand Pharmaceuticals, Inc.	3.0%
MGP Ingredients, Inc.	2.9%
Simpson Manufacturing Company, Inc.	2.9%
Exponent, Inc.	2.8%
Bottomline Technologies (de), Inc.	2.8%
Omnicell, Inc.	2.7%
AAON, Inc.	2.7%
Cantel Medical Corporation	2.7%

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS March 31, 2018 (Unaudited)
COMMON STOCKS — 95.5%	Shares	Value
Consumer Discretionary — 14.8%
Auto Parts — 1.6%
Dorman Products, Inc. (a)	433,149	$28,678,795

Consumer Services: Miscellaneous — 4.7%
Sotheby's (a)	865,580	44,412,910
Stamps.com, Inc. (a)	205,600	41,335,880
		85,748,790
Education Services — 3.9%
Grand Canyon Education, Inc. (a)	423,500	44,433,620
HealthStream, Inc.	1,091,127	27,092,683
		71,526,303
Leisure Time — 2.4%
Fox Factory Holding Corporation (a)	1,266,175	44,189,508

Specialty Retail — 2.2%
SiteOne Landscape Supply, Inc. (a)	521,400	40,168,656

Consumer Staples — 5.7%
Beverage: Brewers and Distillers — 2.9%
MGP Ingredients, Inc.	589,366	52,801,300

Foods — 0.9%
Chefs' Warehouse, Inc. (The) (a)	693,256	15,944,888

Personal Care — 1.9%
WD-40 Company	261,950	34,498,815

Energy — 1.1%
Oil: Crude Producers — 1.1%
Matador Resources Company (a)	679,106	20,312,060

Financial Services — 1.5%
Asset Management & Custodian — 1.5%
Westwood Holdings Group, Inc. (b)	496,721	28,059,769

Health Care — 19.5%
Biotechnology — 5.2%
Ligand Pharmaceuticals, Inc. (a)	326,925	53,994,933
Repligen Corporation (a)	1,105,000	39,978,900
		93,973,833

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.5% (Continued)	Shares	Value
Health Care — 19.5% (Continued)
Health Care Management Services — 0.6%
National Research Corporation - Class A	247,923	$7,251,748
National Research Corporation - Class B	68,951	3,344,123
		10,595,871
Health Care Services — 4.4%
Medidata Solutions, Inc. (a)	469,350	29,479,874
Omnicell, Inc. (a)	1,152,750	50,029,350
		79,509,224
Medical and Dental Instruments & Supplies — 9.3%
Bio-Techne Corporation	160,900	24,302,336
Cantel Medical Corporation	444,242	49,493,001
LeMaitre Vascular, Inc.	898,099	32,538,127
Neogen Corporation (a)	953,666	63,886,085
		170,219,549
Materials & Processing — 10.2%
Building Materials — 5.6%
Simpson Manufacturing Company, Inc.	916,300	52,769,717
Trex Company, Inc. (a)	452,025	49,166,760
		101,936,477
Building: Climate Control — 2.7%
AAON, Inc.	1,281,750	49,988,250

Chemicals: Specialty — 1.9%
Balchem Corporation	421,975	34,496,456

Producer Durables — 21.2%
Back Office Support, HR & Consulting — 3.3%
CoStar Group, Inc. (a)	45,000	16,320,600
WageWorks, Inc. (a)	975,991	44,114,793
		60,435,393
Engineering & Contracting Services — 2.8%
Exponent, Inc.	645,000	50,729,250

Environmental, Maintenance & Security Services — 2.7%
Healthcare Services Group, Inc.	815,600	35,462,288
Rollins, Inc.	287,700	14,681,331
		50,143,619
Machinery: Construction and Handling — 1.2%
Douglas Dynamics, Inc.	489,285	21,210,505

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.5% (Continued)	Shares	Value
Producer Durables — 21.2% (Continued)
Machinery: Industrial — 4.4%
EnviroStar, Inc.	215,670	$8,465,048
John Bean Technologies Corporation	215,250	24,409,350
Proto Labs, Inc. (a)	400,475	47,075,836
		79,950,234
Scientific Instruments: Control & Filter — 4.5%
ESCO Technologies, Inc.	633,300	37,079,715
Sun Hydraulics Corporation	825,850	44,232,526
		81,312,241
Scientific Instruments: Gauges & Meters — 2.3%
Mesa Laboratories, Inc. (b)	285,036	42,310,744

Technology — 21.5%
Computer Services Software & Systems — 17.0%
ACI Worldwide, Inc. (a)	1,427,115	33,851,168
Blackbaud, Inc.	467,900	47,636,899
BlackLine, Inc. (a)	619,400	24,286,674
Bottomline Technologies (de), Inc. (a)	1,298,400	50,313,000
Descartes Systems Group, Inc. (The) (a)	1,895,075	54,104,391
NIC, Inc.	1,120,200	14,898,660
PROS Holdings, Inc. (a)	1,320,800	43,599,608
SPS Commerce, Inc. (a)	279,250	17,891,547
Tyler Technologies, Inc. (a)	110,300	23,268,888
		309,850,835
Electronic Components — 3.2%
NVE Corporation (b)	255,750	21,255,383
Rogers Corporation (a)	305,595	36,530,826
		57,786,209
Telecommunications Equipment — 1.3%
Vocera Communications, Inc. (a)	1,034,400	24,225,648

Total Common Stocks (Cost $1,178,712,564)		$1,740,603,222

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUND — 1.1%	Shares	Value
Fidelity Investments Treasury Only Portfolio - Institutional Shares, 1.47% (c) (Cost $20,042,296)	20,042,296	$20,042,296

Total Investments at Value — 96.6% (Cost $1,198,754,860)		$1,760,645,518

Other Assets in Excess of Liabilities — 3.4%		61,185,358

Net Assets — 100.0%		$1,821,830,876

(a)	Non-income producing security.
(b)	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).
(c)	The rate shown is the 7-day effective yield as of March 31, 2018.

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND PORTFOLIO HOLDINGS March 31, 2018 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Bright Horizons Family Solutions, Inc.	3.0%
Copart, Inc.	2.9%
Tyler Technologies, Inc.	2.9%
CoStar Group, Inc.	2.8%
HEICO Corporation - Class A	2.8%
Pool Corporation	2.5%
Align Technology, Inc.	2.5%
WageWorks, Inc.	2.4%
Omnicell, Inc.	2.4%
Rollins, Inc.	2.3%

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS March 31, 2018 (Unaudited)
COMMON STOCKS — 94.7%	Shares	Value
Consumer Discretionary — 11.7%
Consumer Services: Miscellaneous — 1.5%
Stamps.com, Inc. (a)	2,837	$570,379

Educational Services — 3.0%
Bright Horizons Family Solutions, Inc. (a)	11,380	1,134,814

Leisure Time — 4.1%
Pool Corporation	6,630	969,438
Vail Resorts, Inc.	2,710	600,807
		1,570,245
Recreational Vehicles & Boats — 1.8%
Polaris Industries, Inc.	5,995	686,547

Specialty Retail — 1.3%
SiteOne Landscape Supply, Inc. (a)	6,645	511,931

Consumer Staples — 1.1%
Foods — 1.1%
Chefs' Warehouse, Inc. (The) (a)	18,975	436,425

Energy — 1.2%
Energy Equipment — 1.2%
Core Laboratories N.V.	4,130	446,949

Financial Services — 3.4%
Financial Data & Systems — 1.9%
Jack Henry & Associates, Inc.	6,175	746,866

Insurance: Multi-Line — 1.5%
Markel Corporation (a)	490	573,422

Health Care — 21.8%
Biotechnology — 3.4%
Ligand Pharmaceuticals, Inc. (a)	4,055	669,724
Repligen Corporation (a)	17,100	618,678
		1,288,402

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.7% (Continued)	Shares	Value
Health Care — 21.8% (Continued)
Health Care Services — 3.6%
Medidata Solutions, Inc. (a)	7,720	$484,893
Omnicell, Inc. (a)	21,125	916,825
		1,401,718
Healthcare Care Services — 1.2%
Cotiviti Holdings, Inc. (a)	13,550	466,662

Medical and Dental Instruments & Supplies — 11.3%
Align Technology, Inc. (a)	3,815	958,061
Bio-Techne Corporation	4,715	712,154
Cantel Medical Corporation	5,754	641,053
Neogen Corporation (a)	8,378	561,242
Teleflex, Inc.	2,790	711,394
West Pharmaceutical Services, Inc.	8,764	773,773
		4,357,677
Medical Equipment — 2.3%
IDEXX Laboratories, Inc. (a)	4,571	874,844

Materials & Processing — 7.7%
Building Materials — 4.9%
Simpson Manufacturing Company, Inc.	8,785	505,928
Trex Company, Inc. (a)	5,675	617,270
Watsco, Inc.	4,075	737,453
		1,860,651
Building: Climate Control — 1.6%
AAON, Inc.	16,125	628,875

Chemicals: Specialty — 1.2%
Balchem Corporation	5,475	447,581

Producer Durables — 27.9%
Aerospace — 2.8%
HEICO Corporation - Class A	15,008	1,064,818

Back Office Support, HR & Consulting — 8.1%
Copart, Inc. (a)	22,150	1,128,100
CoStar Group, Inc. (a)	2,962	1,074,258
WageWorks, Inc. (a)	20,500	926,600
		3,128,958
Engineering & Contracting Services — 1.6%
Exponent, Inc.	7,565	594,987

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.7% (Continued)	Shares	Value
Producer Durables — 27.9% (Continued)
Environmental, Maintenance & Security Services — 4.4%
Healthcare Services Group, Inc.	18,070	$785,684
Rollins, Inc.	17,375	886,646
		1,672,330
Machinery: Industrial — 4.3%
EnviroStar, Inc.	13,240	519,670
John Bean Technologies Corporation	5,485	621,999
Proto Labs, Inc. (a)	4,440	521,922
		1,663,591
Machinery: Specialty — 2.2%
Graco, Inc.	18,830	860,908

Railroad Equipment — 2.1%
Westinghouse Air Brake Technologies Corporation	9,840	800,976

Scientific Instruments & Services — 1.2%
A.O. Smith Corporation	7,490	476,289

Scientific Instruments: Control & Filter — 1.2%
Donaldson Company, Inc.	10,450	470,772

Technology — 19.9%
Computer Services Software & Systems — 17.1%
ACI Worldwide, Inc. (a)	18,450	437,634
ANSYS, Inc. (a)	5,400	846,126
Blackbaud, Inc.	7,846	798,801
Bottomline Technologies (de), Inc. (a)	11,900	461,125
Descartes Systems Group, Inc. (The) (a)	20,225	577,424
Gartner, Inc. (a)	4,200	494,004
Guidewire Software, Inc. (a)	9,235	746,465
SPS Commerce, Inc. (a)	5,482	351,232
Tyler Technologies, Inc. (a)	5,199	1,096,781
Ultimate Software Group, Inc. (The) (a)	3,100	755,470
		6,565,062
Electronics — 1.7%
IPG Photonics Corporation (a)	2,742	639,928

Production Technology Equipment — 1.1%
Cognex Corporation	8,215	427,098

Total Common Stocks (Cost $26,517,394)		$36,369,705

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUND — 0.6%	Shares	Value
Fidelity Treasury Money Market Fund, 1.26% (b) (Cost $250,210)	250,210	$250,210

Total Investments at Value — 95.3% (Cost $26,767,604)		$36,619,915

Other Assets in Excess of Liabilities — 4.7%		1,791,864

Net Assets — 100.0%		$38,411,779

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of March 31, 2018.

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2018 (Unaudited)
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
ASSETS
Unaffiliated investments in securities:
At acquisition cost	$1,131,332,305	$26,767,604
At value (Note 2)	$1,669,019,622	$36,619,915
Affiliated investments, at value (Cost $67,422,555) (Note 5)	91,625,896	—
Cash	85,326,701	1,678,893
Receivable for capital shares sold	4,417,806	352,479
Dividends receivable	1,560,257	4,092
Receivable from Adviser (Note 4)	—	24,870
Other assets	94,543	35,893
Total assets	1,852,044,825	38,716,142

LIABILITIES
Payable for capital shares redeemed	7,282,978	47,028
Payable for investment securities purchased	21,439,969	229,857
Payable to Adviser (Note 4)	1,118,289	—
Accrued distribution fees (Note 4)	12,522	693
Payable to administrator (Note 4)	38,670	5,435
Other accrued expenses	321,521	21,350
Total liabilities	30,213,949	304,363

NET ASSETS	$1,821,830,876	$38,411,779

NET ASSETS CONSIST OF:
Paid-in capital	$1,262,682,733	$28,616,495
Accumulated net investment loss	(4,126,733)	(149,176)
Accumulated net realized gains from investment transactions	1,384,218	92,149
Net unrealized appreciation on investments	561,890,658	9,852,311
NET ASSETS	$1,821,830,876	$38,411,779

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$963,570,771	$26,533,652
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	19,104,555	1,852,357
Net asset value, offering price and redemption price per share (Note 2)	$50.44	$14.32
INVESTORS CLASS
Net assets applicable to Investors Class	$858,260,105	$11,878,127
Investors Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	17,157,297	836,252
Net asset value, offering price and redemption price per share (Note 2)	$50.02	$14.20

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF OPERATIONS Six Months Ended March 31, 2018 (Unaudited)
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
INVESTMENT INCOME
Dividend income from unaffiliated investments	$3,843,299	$72,893
Dividend income from affiliated investments (Note 5)	1,134,187	—
Foreign withholding taxes on dividends	—	(553)
Total investment income	4,977,486	72,340

EXPENSES
Investment advisory fees (Note 4)	7,189,903	128,142
Shareholder Servicing Fees (Note 4)
Institutional Class	95,089	8,677
Investors Class	1,052,004	7,343
Distribution fees - Investors Class (Note 4)	210,407	1,468
Trustees' fees and expenses (Note 4)	152,880	15,542
Professional fees	93,771	72,491
Registration and filing fees	111,127	26,106
Transfer agent fees (Note 4)	128,767	7,500
Fund accounting fees (Note 4)	78,015	23,260
Custody and bank service fees	89,975	3,343
Postage and supplies	46,813	1,312
Insurance expense	11,369	220
Printing of shareholder reports	7,983	1,481
Administration fees (Note 4)	1,500	1,500
Other expenses	13,928	11,650
Total expenses	9,283,531	310,035
Fee reductions and expense reimbursements by the Adviser (Note 4)	(1,252,016)	(169,843)
Net expenses	8,031,515	140,192

NET INVESTMENT LOSS	(3,054,029)	(67,852)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from unaffiliated investments	7,638,286	92,346
Net realized gains from affiliated investments (Note 5)	10,478,259	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	86,042,545	3,195,598
Net change in unrealized appreciation (depreciation) on affiliated investments (Note 5)	(14,520,836)	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	89,638,254	3,287,944

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$86,584,225	$3,220,092

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
FROM OPERATIONS
Net investment loss	$(3,054,029)	$(3,946,717)
Net realized gains from investments	18,116,545	74,339,766
Net change in unrealized appreciation (depreciation) on investments	71,521,709	209,492,467
Net increase in net assets resulting from operations	86,584,225	279,885,516

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net realized gains, Institutional Class	(34,977,882)	(3,928,421)
From net realized gains, Investors Class	(46,431,272)	(6,425,305)
Decrease in net assets from distributions to shareholders	(81,409,154)	(10,353,726)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	415,076,877	249,655,601
Reinvestment of distributions to shareholders	29,131,927	3,040,712
Payments for shares redeemed	(92,700,012)	(65,482,609)
Net increase in Institutional Class net assets from capital share transactions	351,508,792	187,213,704

Investors Class
Proceeds from shares sold	349,062,966	183,742,417
Reinvestment of distributions to shareholders	41,296,386	5,761,943
Payments for shares redeemed	(233,882,476)	(158,754,158)
Net increase in Investors Class net assets from capital share transactions	156,476,876	30,750,202

TOTAL INCREASE IN NET ASSETS	513,160,739	487,495,696

NET ASSETS
Beginning of period	1,308,670,137	821,174,441
End of period	$1,821,830,876	$1,308,670,137

ACCUMULATED NET INVESTMENT LOSS	$(4,126,733)	$(1,072,704)

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
FROM OPERATIONS
Net investment loss	$(67,852)	$(101,181)
Net realized gains from investments	92,346	1,063,197
Net change in unrealized appreciation (depreciation) on investments	3,195,598	4,202,324
Net increase in net assets resulting from operations	3,220,092	5,164,340

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net realized gains, Institutional Class	(77,425)	—
From net realized gains, Investors Class	(12,840)	—
Decrease in net assets from distributions to shareholders	(90,265)	—

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	3,311,559	3,983,927
Reinvestment of distributions to shareholders	72,483	—
Payments for shares redeemed	(1,160,219)	(3,335,288)
Net increase in Institutional Class net assets from capital share transactions	2,223,823	648,639

Investors Class
Proceeds from shares sold	8,398,389	1,473,530
Reinvestment of distributions to shareholders	9,636	—
Payments for shares redeemed	(390,550)	(699,774)
Net increase in Investors Class net assets from capital share transactions	8,017,475	773,756

TOTAL INCREASE IN NET ASSETS	13,371,125	6,586,735

NET ASSETS
Beginning of period	25,040,654	18,453,919
End of period	$38,411,779	$25,040,654

ACCUMULATED NET INVESTMENT LOSS	$(149,176)	$(81,324)

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2018 (Unaudited)		Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value at beginning of period	$50.29		$39.01		$33.55		$30.73	$32.18

Income (loss) from investment operations:
Net investment loss	(0.07	)(b)	(0.12	)(b)	(0.07	)(b)	(0.09)	(0.01)
Net realized and unrealized gains (losses) on investments	2.98		11.88		6.20		2.91	(1.44)
Total from investment operations	2.91		11.76		6.13		2.82	(1.45)

Less distributions from net realized gains	(2.76)		(0.48)		(0.67)		—	—

Net asset value at end of period	$50.44		$50.29		$39.01		$33.55	$30.73

Total return (c)	5.99	%(d)	30.43%		18.44%		9.18%	(4.51	%)(d)

Net assets at end of period (000's)	$963,571		$606,999		$301,413		$155,067	$43,355

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.00	%(e)	1.02%		1.10%		1.09%	1.09	%(e)
Ratio of net expenses to average net assets (f)	0.90	%(e)	0.90%		0.90%		0.90%	0.90	%(e)
Ratio of net investment loss to average net assets (f)	(0.27	%)(e)	(0.28%)		(0.21%)		(0.25%)	(0.20	%)(e)
Portfolio turnover rate	6	%(d)	24%		24%		12%	18	%(d)

(a)	For the period August 13, 2014 (commencement of operations) through September 30, 2014.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2018 (Unaudited)		Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013
Net asset value at beginning of period	$49.95		$38.83		$33.47		$30.72	$33.59	$24.90

Income (loss) from investment operations:
Net investment loss	(0.12	)(a)	(0.20	)(a)	(0.14	)(a)	(0.13)	(0.22)	(0.02)
Net realized and unrealized gains (losses) on investments	2.95		11.80		6.17		2.88	(2.02)	8.83
Total from investment operations	2.83		11.60		6.03		2.75	(2.24)	8.81

Less distributions from net realized gains	(2.76)		(0.48)		(0.67)		—	(0.63)	(0.12)

Net asset value at end of period	$50.02		$49.95		$38.83		$33.47	$30.72	$33.59

Total return (b)	5.87	%(c)	30.16%		18.18%		8.95%	(6.96%)	35.59%

Net assets at end of period (000's)	$858,260		$701,671		$519,761		$436,556	$618,488	$548,979

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.30	%(d)	1.34%		1.30%		1.30%	1.24%	1.21%
Ratio of net expenses to average net assets (e)	1.10	%(d)	1.10%		1.10%		1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets (e)	(0.48	%)(d)	(0.48%)		(0.41%)		(0.37%)	(0.64%)	(0.09%)
Portfolio turnover rate	6	%(c)	24%		24%		12%	18%	15%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2018 (Unaudited)		Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Period Ended Sept. 30, 2015(a)
Net asset value at beginning of period	$12.80		$9.99		$8.69		$8.92

Income (loss) from investment operations:
Net investment loss	(0.03	)(b)	(0.05	)(b)	(0.06	)(b)	(0.05)
Net realized and unrealized gains (losses) on investments	1.59		2.86		1.36		(0.18)
Total from investment operations	1.56		2.81		1.30		(0.23)

Less distributions from net realized gains	(0.04)		—		—		—

Net asset value at end of period	$14.32		$12.80		$9.99		$8.69

Total return (c)	12.24	%(d)	28.13%		14.96%		(2.58	%)(d)

Net assets at end of period (000's)	$26,534		$21,653		$16,471		$16,706

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.89	%(e)	2.11%		1.90%		1.72	%(e)
Ratio of net expenses to average net assets (f)(g)	0.88	%(e)	0.96%		1.10%		1.10	%(e)
Ratio of net investment loss to average net assets (f)	(0.40	%)(e)	(0.47%)		(0.60%)		(0.63	%)(e)
Portfolio turnover rate	3	%(d)	24%		21%		13	%(d)

(a)	For the period December 15, 2014 (commencement of operations) through September 30, 2015.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(g)

Effective January 31, 2018, the Adviser has agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 0.85% of the average daily net assets allocable to Institutional Class Shares. Between January 31, 2017 and January 31, 2018, the expense limitation had been 0.90%. Prior to January 31, 2017, the expense limitation had been 1.10%.

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2018 (Unaudited)		Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value at beginning of period	$12.71		$9.94	$8.67	$8.73	$10.00

Income (loss) from investment operations:
Net investment loss (b)	(0.04)		(0.08)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gains (losses) on investments	1.57		2.85	1.34	0.01 (c)	(1.21)
Total from investment operations	1.53		2.77	1.27	(0.06)	(1.27)

Less distributions from net realized gains	(0.04)		—	—	—	—

Net asset value at end of period	$14.20		$12.71	$9.94	$8.67	$8.73

Total return (d)	12.09	%(e)	27.87%	14.65%	(0.69%)	(12.70	%)(e)

Net assets at end of period (000's)	$11,878		$3,388	$1,983	$1,779	$2,786

Ratios/supplementary data:
Ratio of total expenses to average net assets	2.72	%(f)	3.04%	2.10%	2.25%	6.58	%(f)
Ratio of net expenses to average net assets (g)(h)	1.12	%(f)	1.20%	1.35%	1.35%	1.35	%(f)
Ratio of net investment loss to average net assets (g)	(0.66	%)(f)	(0.73%)	(0.85%)	(0.77%)	(0.89	%)(f)
Portfolio turnover rate	3	%(e)	24%	21%	13%	10	%(e)

(a)	For the period January 21, 2014 (commencement of operations) through September 30, 2014.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

The amount of net realized and unrealized gains (losses) on investments on a per share basis does not accord with the amounts presented in the Statement of Operations due to the timing of subscriptions and redemptions in relation to fluctuating market values during the period.

(d)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(h)

Effective January 31, 2018, the Adviser has agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 1.10% of the average daily net assets allocable to Investors Class Shares. Between January 31, 2017 and January 31, 2018, the expense limitation had been 1.15%. Prior to January 31, 2017, the expense limitation had been 1.35%.

See accompanying notes to financial statements.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Unaudited)

1. Organization

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 5, 2002. The Trust consists of two series, the Conestoga Small Cap Fund (the “Small Cap Fund”) and the Conestoga SMid Cap Fund (the “SMid Cap Fund,” individually, a “Fund” and together with the Small Cap Fund, the “Funds”). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s investment objective is to achieve long-term growth of capital. Each Fund currently offers two classes of shares, Institutional Class and Investors Class.

Each Fund’s two classes of shares represent interests in the same portfolio of investments, and have the same rights, but the share classes differ primarily in the expenses to which they are subject and have differing investment minimums. Institutional Class shares are sold without any sales loads or distribution fees, but are subject to a shareholder servicing fee of up to 0.10% of the average daily net assets allocable to Institutional Class shares, and require a $250,000 initial investment. Investors Class shares are sold without any sales loads, but are subject to a distribution fee of up to 0.25% and a shareholder servicing fee of up to 0.25% of the average daily net assets allocable to Investors Class shares, and require a $2,500 initial investment. The Board of Trustees of the Trust (the “Board”) has determined to limit the distribution fees paid by Investors Class shares of each Fund to 0.05% of the average daily net assets allocable to Investors Class shares until at least September 30, 2018.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

events, the Funds value their securities and other assets at fair value, as determined in good faith by the Trust’s officers, in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2018:

Conestoga Small Cap Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$1,740,603,222	$—	$—	$1,740,603,222
Money Market Fund	20,042,296	—	—	20,042,296
Total	$1,760,645,518	$—	$—	$1,760,645,518

Conestoga SMid Cap Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$36,369,705	$—	$—	$36,369,705
Money Market Fund	250,210	—	—	250,210
Total	$36,619,915	$—	$—	$36,619,915

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to each Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. As of March 31, 2018, the Funds did not have any transfers between Levels. In addition, the Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of March 31, 2018. It is the Funds’ policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated between the Funds based on the relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Distributions to shareholders – Each Fund distributes to its shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of each Fund during the periods ended March 31, 2018 and September 30, 2017 was long-term capital gains.

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses that are not attributable to a specific class are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2018:

	Small Cap Fund	SMid Cap Fund
Tax cost of portfolio investments	$1,200,071,356	$26,767,605
Gross unrealized appreciation	$589,866,955	$10,453,318
Gross unrealized depreciation	(29,292,793)	(601,008)
Net unrealized appreciation	560,574,162	9,852,310
Accumulated capital and other losses	(1,426,019)	(57,026)
Accumulated earnings	$559,148,143	$9,795,284

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for the current and all open tax periods (periods ended September 30, 2014 through September 30, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended March 31, 2018, the cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $454,263,424 and $92,176,964, respectively, for the Small Cap Fund and $10,451,372 and $933,334, respectively, for the SMid Cap Fund.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Small Cap Fund has entered into an Investment Advisory Agreement with Conestoga Capital Advisors, LLC (the “Adviser”) to provide supervision and assistance in overall management services to the Small Cap Fund. For these services, the Small Cap Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.90% of its average daily net assets. The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.10% (for the Investors Class) and 0.90% (for the Institutional Class) of average daily net assets until at least January 31, 2019. During the six months ended March 31, 2018, the Adviser reduced its fees from the Small Cap Fund by $563,573 and reimbursed other operating expenses of $688,443 under this arrangement. In addition, if at any point during the two years following the date that the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. Amounts recoverable by the Adviser are set forth in the table below.

	September 30, 2018	September 30, 2019	March 31, 2020	Total
Small Cap Fund	$712,845	$1,584,843	$1,252,016	$3,549,704

During the six months ended March 31, 2018, the Adviser did not recover any previous fee reductions and expense reimbursements from the Small Cap Fund.

The SMid Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the SMid Cap Fund. For these services, the SMid Cap Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.85% of its average daily net assets. Effective January 31, 2018, the Adviser has contractually agreed to limit the SMid Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.10% (for the Investors Class) and 0.85% (for the Institutional Class) of average daily net assets until at least January 31, 2019. Prior to January 31, 2018, this expense limitation had been 1.15% and 0.90% for Investors Class shares and Institutional Class shares, respectively. During the six months ended March 31, 2018, the Adviser did not collect any of its advisory fees from the SMid Cap Fund and reimbursed other expenses totaling $41,701 under this arrangement. In addition, if at any point during the two years following the date that the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. Amounts recoverable by the Adviser are set forth in the table below.

	September 30, 2018	September 30, 2019	March 31, 2020	Total
SMid Cap Fund	$72,247	$248,335	$169,843	$490,425

During the six months ended March 31, 2018, the Adviser did not recover any previous fee reductions and expense reimbursements from the SMid Cap Fund.

The Trust, on behalf of each Fund, has adopted a distribution plan (the “Distribution Plan”), pursuant to Rule 12b-1 under the 1940 Act, which permits each Fund to pay certain expenses associated with the distribution of Investors Class shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds. The Distribution Plan provides that each Fund may reimburse the Distributor for distribution expenses in an amount not exceeding, on an annual basis, 0.25% of the average daily net assets allocable to Investors Class shares. The Board has determined to limit the distribution fees paid by Investors Class shares of each Fund to an annual rate of 0.05% of the average daily net assets allocable to such shares through at least September 30, 2018. For the six months ended March 31, 2018, Investors Class shares of the Small Cap Fund and the SMid Cap Fund incurred fees of $210,407 and $1,468, respectively, under the Distribution Plan.

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan under which each Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. Each Fund may pay shareholder servicing fees in an amount not exceeding on an annual basis, 0.25% of the average daily net assets allocable to the Investors Class shares and 0.10% of the average daily net assets allocable to the Institutional Class shares through at least September 30, 2018. During the six months ended March 31, 2018, Institutional Class shares and Investors Class shares of the Small Cap Fund incurred fees of $95,089 and $1,052,004, respectively, under the Shareholder Servicing Plan. During the six months ended March 31, 2018, Institutional Class shares and Investors Class shares of the SMid Cap Fund incurred fees of $8,677 and $7,343, respectively, under the Shareholder Servicing Plan.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund accounting, compliance, transfer agency and certain administration services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain officers of the Trust are also officers of Ultimus and/or the Distributor. An employee of Ultimus serves as the Trust’s Anti-Money Laundering Officer.

TRUSTEE COMPENSATION

Trustees affiliated with the Adviser are not compensated by the Trust for their services. Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Trust a quarterly retainer of $5,750; a fee of $5,750 for each in-person meeting attended (except that such fee is $9,575 for each of the Lead Independent Trustee and the Chairman of the Audit Committee); and 50% of such meeting fee for telephonic meetings attended. Each Fund pays its proportionate share of such fees.

PRINCIPAL HOLDERS OF FUND SHARES

As of March 31, 2018, the following shareholders owned of record 5% or more of the outstanding shares of each class of each Fund:

NAME OF RECORD OWNER	% Ownership
Conestoga Small Cap Fund - Institutional Class
National Financial Services, LLC (for the benefit of its customers)	38%
Charles Schwab & Company, Inc. (for the benefit of its customers)	18%
Merrill Lynch & Company (for the benefit of its customers)	9%
Wells Fargo Bank, N.A. (for the benefit of its customers)	7%
The Trust Company of Knoxille	5%
Conestoga Small Cap Fund - Investor Class
National Financial Services, LLC (for the benefit of its customers)	40%
Charles Schwab & Company, Inc. (for the benefit of its customers)	28%
Conestoga SMid Cap Fund - Institutional Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	78%
National Financial Services, LLC (for the benefit of its customers)	8%
Conestoga SMid Cap Fund - Investor Class
National Financial Services, LLC (for the benefit of its customers)	65%
Charles Schwab & Company, Inc. (for the benefit of its customers)	27%

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Affiliated Issuers

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. As of September 30, 2017, Exa Corporation was an affiliate of the Small Cap Fund, but as of March 31, 2018 is no longer an affiliate of the Fund. As of March 31, 2018, the Small Cap Fund owns 7.70%, 5.53%, and 5.28% of the outstanding voting shares of Mesa Laboratories, Inc., Westwood Holdings Group, Inc., and NVE Corporation, respectively. The industry and percentage of net assets for these holdings can be found on the Small Cap Fund’s Schedule of Investments. Further information on these holdings for the six months ended March 31, 2018 appears below:

	Exa Corporation	Mesa Laboratories, Inc.	NVE Corporation	Westwood Holdings Group, Inc.	Total
Percentage of Outstanding Voting Shares Owned	0.00%	7.70%	5.28%	5.53%
Shares at Beginning of Period	947,433	230,386	188,450	388,471
Shares Purchased During the Period	—	54,650	67,300	108,250
Shares Sold During the Period	(947,433)	—	—	—
Shares at End of Period	—	285,036	255,750	496,721
Market Value at Beginning of Period	$22,908,930	$34,401,238	$14,881,896	$26,132,444	$98,324,508
Cost of Shares Purchased During the Period	—	7,460,578	5,657,137	7,108,347	20,226,062
Cost of Shares Sold During the Period	(12,403,838)	—	—	—	(12,403,838)
Change in Unrealized Appreciation (Depreciation)	(10,505,092)	448,928	716,350	(5,181,022)	(14,520,836)
Market Value at End of Period	$—	$42,310,744	$21,255,383	$28,059,769	$91,625,896
Net Realized Gains During the Period	$10,478,259	$—	$—	$—	$10,478,259
Dividend Income Earned During the Period	$—	$82,708	$433,500	$617,979	$1,134,187

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Capital Share Activity

The following table summarizes the capital share activity in Institutional Class shares of the Small Cap Fund:

	For the Six Months Ended March 31, 2018		For the Year Ended September 30, 2017
	Shares	Value	Shares	Value
Issued	8,261,248	$415,076,877	5,785,338	$249,655,601
Reinvested	599,299	29,131,927	75,228	3,040,712
Redeemed	(1,826,619)	(92,700,012)	(1,515,625)	(65,482,609)
Total	7,033,928	$351,508,792	4,344,941	$187,213,704

The following table summarizes the capital share activity in Investors Class shares of the Small Cap Fund:

	For the Six Months Ended March 31, 2018		For the Year Ended September 30, 2017
	Shares	Value	Shares	Value
Issued	6,936,027	$349,062,966	4,241,338	$183,742,417
Reinvested	856,061	41,296,386	143,261	5,761,943
Redeemed	(4,683,493)	(233,882,476)	(3,720,256)	(158,754,158)
Total	3,108,595	$156,476,876	664,343	$30,750,202

The following table summarizes the capital share activity in Institutional Class shares of the SMid Cap Fund:

	For the Six Months Ended March 31, 2018		For the Year Ended September 30, 2017
	Shares	Value	Shares	Value
Issued	240,010	$3,311,559	339,363	$3,983,927
Reinvested	5,405	72,483	—	—
Redeemed	(84,241)	(1,160,219)	(297,233)	(3,335,288)
Total	161,174	$2,223,823	42,130	$648,639

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the capital share activity in Investors Class shares of the SMid Cap Fund:

	For the Six Months Ended March 31, 2018		For the Year Ended September 30, 2017
	Shares	Value	Shares	Value
Issued	597,357	$8,398,389	126,364	$1,473,530
Reinvested	724	9,636	—	—
Redeemed	(28,364)	(390,550)	(59,280)	(699,774)
Total	569,717	$8,017,475	67,084	$773,756

7. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector. As of March 31, 2018, the Small Cap Fund had 21.5% and 21.2%, respectively, of the value of its net assets invested in stocks within the Technology and Producer Durables sectors and the SMid Cap Fund had 27.9% and 21.8%, respectively, of the value of its net assets invested in stocks within the Producer Durables and Health Care sectors.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable), shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (October 1, 2017) and held until the end of the period (March 31, 2018).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

Conestoga Small Cap Fund	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,059.90	0.90%	$4.62
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.44	0.90%	$4.53
Investors Class
Based on Actual Fund Return	$1,000.00	$1,058.70	1.10%	$5.65
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.45	1.10%	$5.54

Conestoga SMid Cap Fund	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,122.40	0.88%	$4.66
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.54	0.88%	$4.43
Investors Class
Based on Actual Fund Return	$1,000.00	$1,120.90	1.12%	$5.92
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.35	1.12%	$5.64

(a)	Annualized, based on the Fund's most recent one-half year expenses.
(b)	Expenses are equal to the Funds' annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

CONESTOGA FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-494-2755. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on November 16, 2017, the Board of Trustees of Conestoga Funds (the “Board”) considered the annual renewals of the advisory agreements with the Adviser on behalf of the Conestoga Small Cap Fund (the “Small Cap Fund”) and the Conestoga SMid Cap Fund (the “SMid Cap Fund,” together with the Small Cap Fund, the “Funds,” each a “Fund”), respectively (the “Investment Advisory Agreements”) between each Fund and Conestoga Capital Advisors, LLC (“CCA” or the “Adviser”).

In evaluating the Investment Advisory Agreements, generally the Board relied upon its knowledge of CCA, CCA’s services and the Small Cap Fund and SMid Cap Fund, resulting from the Board’s meetings and interactions with management throughout the year. The Board also relied upon written materials and oral presentations regarding the Investment Advisory Agreements, which the Board had received as requested in preparation for its consideration of the Investment Advisory Agreements.

The Board reviewed and considered the nature, extent and quality of the investment advisory services provided by CCA under the Investment Advisory Agreements, including portfolio management, investment research, equity securities trading and monitoring for best execution, and adviser resources dedicated to the Small Cap Fund and SMid Cap Fund. The Board also reviewed and considered the nature, extent and quality of the non-advisory services provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

The Board placed a significant emphasis on the investment performance of the Small Cap Fund and SMid Cap Fund. While consideration was given to performance reports and discussions throughout the year, particular attention in assessing performance was given to information furnished in connection with the contract renewals.

The Board reviewed information comparing the Small Cap Fund’s total returns for various periods ended September 30, 2017 (annualized for periods greater than one year) to the performance of: (1) the Russell 2000 Index and Russell 2000 Growth Index (together, the “Small Cap Indices”), (2) other comparable small cap mutual funds provided by CCA, and (3) other mutual funds included in the Small High Growth Morningstar Institutional Category (the “Small Cap Peer Group”). The Board noted that the returns of the Small Cap Fund (Investors Share Class) were in excess of the Small Cap Indices for the year-to-date, 1-year, 3-year, 5-year and 10-year periods and since the Small Cap Fund’s inception. The Board also noted that the Small Cap Fund’s returns were above the Small Cap Peer Group average for the year-to-date, 1-year, 3-year, 5-year and 10-year periods.

The Board reviewed information comparing the SMid Cap Fund’s total returns for various periods ended September 30, 2017 (annualized for periods greater than one year) to the performance of: (1) the Russell 2500 Index and Russell 2500 Growth Index (together, the “SMid Cap Indices”), (2) other comparable small cap mutual funds provided by CCA, and (3) other mutual funds included in the SMID Growth Morningstar Institutional Category (the “SMid Cap Peer Group”). The Board noted that the returns of the SMid Cap Fund

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (Continued)

(Investors Share Class) were in excess of the SMid Cap Indices for the year-to-date and 1-year periods; in excess of the Russell 2500 Growth Index for the 3-year period; and below the SMid Cap Indices for the period since the Fund’s inception in January 2014. The Board also noted that the SMid Cap Fund’s returns were above the SMid Cap Peer Group average for the year-to-date, 1-year and 3-year periods. The Board noted the limited performance history available for the SMid Cap Fund.

Overall, the Board found the comparative investment performance results of the Small Cap Fund and the SMid Cap Fund to be satisfactory.

The Board compared the net expense ratio and management fee of the Small Cap Fund and SMid Cap Fund to the net expense ratios and advisory fees of the Small Cap Peer Group and SMid Cap Peer Group, respectively. For the Small Cap Fund, the Board noted that the management fee was above, but generally in line with, the Small Cap Peer Group average and that the net expense ratios were below the Small Cap Peer Group average. With respect to the SMid Cap Fund, the Board noted that the management fee was above, but generally in line with, the SMid Cap Peer Group average, and that the net expense ratios were below the SMid Cap Peer Group average. The Board noted the relatively small size of the SMid Cap Fund compared to the SMid Cap Peer Group. The Board also considered CCA’s undertaking to continue to limit the Funds’ total operating expenses (with certain exclusions) until at least January 31, 2019 at current levels for the Small Cap Fund and to limit an additional five basis points of expenses for each class of the SMid Cap Fund, effective January 31, 2018.

Overall, the Board concluded that the management fees paid by the Small Cap Fund and SMid Cap Fund were reasonable in comparison to the management fees of the respective peer groups. The Board also concluded that the management fees paid by the Small Cap Fund and the SMid Cap Fund to CCA were reasonable in comparison to the management fees charged by CCA to other separate accounts, particularly when considering the added services that the Fund shareholders receive versus CCA’s separately managed account clients. While intending to continuously monitor the fee structures of the Small Cap Fund and SMid Cap Fund, the Board found their expense structures to be acceptable in view of the nature and structure of Fund operations, CCA’s contractual agreements to limit Fund operating expenses, and, with respect to the SMid Cap Fund, the size of the Fund.

The Board reviewed the costs of the services provided by CCA and discussed the profitability of the Small Cap Fund and SMid Cap Fund advisory relationships to CCA. The Board considered “fall-out benefits” that could be derived by CCA from its relationship with the Small Cap Fund and SMid Cap Fund. The Board also considered CCA’s use of “soft dollar” arrangements. Under such arrangements, it was noted, brokerage commissions paid by the Small Cap Fund, SMid Cap Fund and/or other accounts managed by CCA would be used to pay for research that a securities broker obtains from third parties. The

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (Continued)

Board considered CCA’s representation that the Small Cap Fund’s fee structure reflects economies of scale, and considered the asset size of the SMid Cap Fund and potential economies of scale in the future.

After further discussion and consultation with Independent Trustee counsel, the Board agreed that they have been provided with sufficient information with which to approve the Investment Advisory Agreements for another year with respect to each of the Small Cap Fund and SMid Cap Fund.

Based on all of the above factors, with no single factor being determinative and each Trustee not necessarily attributing the same weight to each factor, the Board concluded that: (i) the nature, extent, and quality of the services provided by CCA were appropriate for the proper management of the Small Cap Fund and SMid Cap Fund’s assets, and that CCA demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreements; (ii) the Small Cap Fund and SMid Cap Fund’s performance was satisfactory when compared to the performance of relevant market indices and to similar funds; (iii) the current profitability of the Small Cap Fund and SMid Cap Fund to CCA appeared reasonable; and (iv) the current fee structure for the Small Cap Fund reflects economies of scale and the SMid Cap Fund’s small asset size meant that economies of scale were not yet achievable. The Board determined that it was in the best interests of the Small Cap Fund and SMid Cap Fund’s shareholders to approve the continuation of the Investment Advisory Agreements. The Board also concluded that the fees paid by the Small Cap Fund and SMid Cap Fund to CCA were reasonable and appropriate when compared to fees paid to CCA by other entities considering the varying levels of services provided to such other entities.

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Interested Trustees

William C. Martindale, Jr., Chairman
Robert M. Mitchell

Independent Trustees

William B. Blundin
Nicholas J. Kovich
James G. Logue
John G. O’Brien
Richard E. Ten Haken

Investment Adviser

Conestoga Capital Advisors, LLC
CrossPoint at Valley Forge
550 E. Swedesford Road, Suite 120 East
Wayne, PA 19087

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian

UMB Bank, NA
928 Grand Blvd.
Kansas City, MO 64106

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street 3rd Floor
Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square Suite 2000
Philadelphia, PA 19103

Conestoga Funds’ Officers

William C. Martindale, Jr., CEO
Duane R. D’Orazio, Secretary,

Chief Compliance Officer
Robert M. Mitchell, Treasurer
Mark S. Clewett, Senior Vice President
Joseph F. Monahan, Senior Vice President
Michelle L. Czerpak, Vice President
Alida Bakker-Castorano, Vice President
Jennifer L. Leamer, Assistant Treasurer
Daniel D. Bauer, Assistant Treasurer
Stephen L. Preston, Assistant Vice President
and Anti-Money Laundering Officer

This report is provided for the general information of the shareholders of the Conestoga Small Cap and SMid Cap Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99. CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906 CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Conestoga Funds

By (Signature and Title)*		/s/ William C. Martindale Jr.
William C. Martindale Jr., Chief Executive Officer

Date	June 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ William C. Martindale Jr.
William C. Martindale Jr., Chief Executive Officer

Date	June 5, 2018

By (Signature and Title)*		/s/ Robert M. Mitchell
Robert M. Mitchell, Treasurer and Principal Accounting Officer

Date	June 5, 2018

*	Print the name and title of each signing officer under his or her signature.